UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 2, 2024
Date of Report (date of earliest event reported)

NovoCure Limited
(Exact name of registrant as specified in its charter)

Jersey	001-37565		98-1057807
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

No. 4 The Forum, Grenville Street	St. Helier	Jersey	JE2 4UF
(Address of Principal Executive Offices)			(Zip Code)
+44 (0) 15 3475 6700
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	NVCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01     Regulation FD Disclosure.

On December 2, 2024, the NovoCure Limited ("Novocure") issued a press release announcingthat the pivotal, Phase 3 PANOVA-3 trial met its primary endpoint, demonstrating a statistically significant improvement in median overall survival (mOS) versus control. PANOVA-3 evaluated the use of Tumor Treating Fields (TTFields) therapy concomitantly with gemcitabine and nab-paclitaxel as a first-line treatment for unresectable, locally advanced pancreatic adenocarcinoma.

In the intent-to-treat population, patients treated with TTFields therapy concomitant with gemcitabine and nab-paclitaxel had an mOS of 16.20 months compared to 14.16 months in patients treated with gemcitabine and nab-paclitaxel alone, a statistically significant 2.0-month improvement (hazard ratio=0.819; P=0.039) (N=571). The survival rate benefit for patients treated with TTFields therapy increased over time with a 13% improvement in the overall survival rate at 12 months and a 33% improvement in survival rate at 24 months. TTFields therapy was well-tolerated, and safety was consistent with prior clinical studies.

Novocure plans to file for regulatory approval of TTFields in unresectable, locally advanced pancreatic adenocarcinoma based on PANOVA-3 and plans to submit the PANOVA-3 results for presentation at an upcoming medical congress.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release of NovoCure Limited, dated December 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited
(Registrant)

Date: December 2, 2024

By: /s/ Ashley Cordova
Name: Ashley Cordova
Title: Chief Financial Officer